FAIR VALUE MEASUREMENT	6 Months Ended
Jun. 30, 2024
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

13.          FAIR VALUE MEASUREMENT

Measured on recurring basis

The Group measured its financial assets and liabilities, including cash and cash equivalents, accounts receivable, amounts due from related parties, prepaid equipment costs, accounts payable and amounts to from related parties on a recurring basis as of December 31, 2023 and June 30, 2024.

Cash and cash equivalents and cryptocurrency are classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market. The carrying amounts of accounts receivable, amounts due from related parties, prepaid equipment cost and accounts payable approximate their fair values due to their short-term maturity.

Measured on non-recurring basis

The Group measured property and equipment at fair value on a nonrecurring basis. The fair value was determined using models with significant unobservable inputs (Level 3 inputs). This was based on a number of key assumptions, including, but not limited to, undiscounted future cash flows and the annual net revenue projections based on the projected levels of advertising activities during the forecast periods, all of which were classified as Level 3 in the fair value hierarchy. As a result, the Group recorded nil impairment charged for the six months ended June 30, 2023 and 2024, respectively.

The Group measured its long-term investment in AM Advertising at fair value on a nonrecurring basis as result of the disposal transaction. The fair value was determined using the market approach with unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities (Level 2 inputs). The impairment recorded was nil and nil impairment charged for the six months ended June 30, 2023 and 2024, respectively.